UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                           SCHEDULE 14C INFORMATION

                       Definitive Information Statement
                           Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934


Filed by the registrant  |X|


Filed by a party other than the registrant|_|


Check the appropriate box:


| |  Preliminary information statement     |_|  Confidential, for use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))

|X|  Definitive information statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           OAK BROOK CAPITAL IV, INC.
                (Name of Registrant as Specified in its Charter)


(Name of Person(s) Filing Information Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title of each class of securities to which transaction applies:

     Common

(2)  Aggregate number of securities to which transaction applies:

     1,228,000

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     N/A

(4)  Proposed maximum aggregate value of transaction:

     N/A

(5)  Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form Schedule or Registration Statement No.:

(3)  Filing Party:

     Nadeau & Simmons, P.C.
     1250 Turks Head Building
     Providence, RI  02903

(4)  Date Filed: June 12, 2000

By Order of the Board of Directors

Gerard M. Werner
Secretary

Providence, Rhode Island
June 12, 2000

        MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING.
                  YOUR COOPERATION WILL BE APPRECIATED.

                STOCKHOLDERS WHO ATTEND THE MEETING MAY
                      VOTE THEIR STOCK PERSONALLY,
                OTHERWISE YOUR VOTE WILL NOT BE COUNTED.


                       OAK BROOK CAPITAL IV, INC.

                              June 12, 2000


To the Shareholders of
OAK BROOK CAPITAL IV, INC.:

Dear Fellow Shareholders:

     Attached please find a notice of annual meeting of the shareholders of OAK BROOK CAPITAL IV, INC. (hereinafter referred to as "OAK BROOK" and/or the "Company"), that will be held at the Company headquarters, 1250 Turks Head Building, Providence, Rhode Island 02903, on June 26, 2000, at 10:00 a.m., Eastern Daylight Time ("EDT"). The purpose of this meeting is to consider, discuss, vote and act upon the following:

(i) Restating and amending the Company's Articles of Incorporation in order to change its name from OAK BROOK CAPITAL IV, INC. to "PVAXX CORPORATION" ("name change");

(ii) Approving a Plan of Share Exchange (the "Exchange") whereby PVAXX CORPORATION (hereinafter referred to as "PVAXX") will be acquired by OAK BROOK; and

Page 2
Oak Brook Shareholders
June 12, 2000
______________________

(iii)electing a new Board of Directors.

Certain officers, directors and affiliates of OAK BROOK who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the annual meeting of stockholders.

OAK BROOK hereby offers its shareholders Dissenter's Rights as provided for in
Article 7-113-101 through 7-113-302 of the Colorado Business Corporation Act ("CBCA"), as amended. If an OAK BROOK shareholder elects to exercise their Dissenter's Rights in accordance with Article 7-113-204, said shareholder of OAK BROOK will be paid the fair value thereof as determined by the Board of Directors. The Board of Directors has determined the fair value of each share of Common Stock to be $0.11. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)  the Company has had no operations for approximately two years;

(ii) the Company has negative book value and no assets as of March 31, 2000;

(iii)other similar public shell companies have in effect been sold in the marketplace for cash consideration of $150,000 to $200,000 which would result in a fully diluted per share value of approximately $0.11 per share.

In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA in order to receive payment of the fair value of any Common Shares. In compliance with Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA is set forth at Item 3 of the accompanying Information Statement filed on Schedule 14C (the "Information Statement") dated June 12, 2000.

The Company is also including herewith a copy of its Annual Report on Form 10-KSB, filed as an exhibit to the Information Statement. If there are any questions or any further information is required with respect to the meeting and the transactions contemplated thereby, please contact me at (401) 272-5800 or Adam S. Clavell, Esq., Nadeau & Simmons, P.C., 1250 Turks Head Building, Providence, RI 02903 (401) 272-5800.

                              Warmest regards,

                              /s/ Mark T. Thatcher

                              MARK T. THATCHER,
                              Chairman

DATED: June 12, 2000

                               DEFINITIVE COPY


                         OAK BROOK CAPITAL IV, INC.
                          1250 TURKS HEAD BUILDING
                       PROVIDENCE, RHODE ISLAND 02903

--------------------------------------------------------------------------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

                         OAK BROOK CAPITAL IV, INC.

                          Dated as of June 12, 2000
______________________________________________________________________________

To the Stockholders of OAK BROOK:

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being the Secretary of OAK BROOK CAPITAL IV, INC., provides that:
______________________________________________________________________________
Notice is hereby given that the annual meeting (the "Meeting") of the stockholders of OAK BROOK CAPITAL IV, INC. (hereinafter referred to as
"OAK BROOK" and/or the "Company"), a Colorado corporation, will be held at the Company headquarters, 1250 Turks Head Building, Providence, Rhode Island, on June 26, 2000, at 10:00 a.m., Eastern Daylight Time ("EDT").
______________________________________________________________________________

The purpose of this meeting is to consider, discuss, vote and act upon the following:

(i) Restating and amending the Company's Articles of Incorporation in order to change its name from OAK BROOK CAPITAL IV, INC. to "PVAXX CORPORATION" ("name change");

(ii) Approving a Plan of Share Exchange (the "Exchange") whereby PVAXX CORPORATION (hereinafter referred to as "PVAXX") will acquire control of OAK BROOK; and

(iii)electing a new Board of Directors.

Certain officers, directors and affiliates of the Company own in excess of 50.00% of the Voting Shares of the Company and have advised the Company that they intend to vote in favor of the Proposals. Consequently, the Proposals will be approved at the Meeting.

OAK BROOK hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Business Corporation Act ("CBCA"), as amended. If an OAK BROOK shareholder elects to exercise their Dissenter's Rights in accordance with Article 7-113-204, said shareholder of OAK BROOK will be paid the fair value thereof as determined by the Board of Directors.

The Board of Directors has determined the fair value of each share of Common Stock to be $0.11. The determination of the per share fair value was computed based on a number of considerations including the following: (i) the Company has had no operations for approximately two years; (ii) the Company has negative book value and no assets as of September 30, 1999; (iii) other similar public shell companies have in effect been sold in the marketplace for cash consideration of $150,000 to $200,000 which would result in a fully diluted per share value of approximately $0.11 per share.

In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA in order to receive payment of the fair value of any Common Shares. In compliance with Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA is set forth at Item 3 of the accompanying Information Statement filed on Schedule 14 C (the "Information Statement") dated June 12, 2000.

In order to obtain the fair value payment for OAK BROOK shares, a shareholder must mail or deliver their intention no later than June 26, 2000, to the following address:

     The Board of Directors
     Oak Brook Capital IV, Inc.
     1250 Turks Head Building
     Providence, Rhode Island
     02903

The Board of Directors of the Company believe that the Exchange will be in the best interest of the OAK BROOK shareholders. However, shareholders are entitled to assert the above stated Dissenter's Rights (fair value of $0.11 per share) no later than June 26, 2000, as a result of this transaction as explained in Section 7-111 of the CBCA. We are not asking you for a proxy in conjunction with this Meeting, but you are urged to attend the Meeting to vote your shares in person.

Upon the approval of the Proposals, OAK BROOK and PVAXX will immediately file an appropriate Certificate of Share Exchange in accordance with Colorado law to effect the Exchange and file articles of amendment to the Articles of Incorporation of OAK BROOK in accordance with Colorado law to effect a name change of OAK BROOK. The Exchange will become effective upon the completion of the filing. At the completion of the proposed Exchange, each OAK BROOK shareholder will maintain their current shares of OAK BROOK Common Stock. The Board of Directors of the Company believes that the Proposals will be in the best interest of OAK BROOK shareholders and recommends their adoption.

The Company is also including herewith a copy of its Annual Report on Form 10-KSB, filed as an exhibit to the Information Statement.

If there are any questions or further information is required with respect to the Proposals, please contact Adam S. Clavell, Esq. at 1250 Turks Head Building, Providence, Rhode Island 02903 (401) 272-5800.

                              By order of the Board of Directors,

                              /s/ Mark T. Thatcher

                              ___________________________________
                              MARK T. THATCHER,
                              President

DATED: June 12, 2000

                         _______________________________

                        DEFINITIVE INFORMATION STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            To be held June 26, 2000
                         _______________________________


                           OAK BROOK CAPITAL IV, INC.
                            1250 TURKS HEAD BUILDING
                         PROVIDENCE, RHODE ISLAND 02903

                                  JUNE 12, 2000


GENERAL INFORMATION

This Definitive Information Statement is furnished in connection with an Annual Meeting of Stockholders called by the Board of Directors (the "Board") of Oak Brook Capital IV, INC. ("OAK BROOK"), to be held at 1250 Turks Head Building, Providence, Rhode Island at 10:00 a.m. local time on June 26, 2000, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). This Information Statement and the accompanying Notice of Annual Meeting will be first mailed or given to OAK BROOK's stockholders on or about June 14, 2000.

All shares of OAK BROOK's common stock, no par value per share (the "Voting Shares"), represented in person will be eligible to be voted at the Meeting.


                    WE ARE NOT ASKING FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

ITEM 1.  DATE, TIME AND PLACE INFORMATION

The enclosed information statement is provided by the Board of OAK BROOK for use at the Annual Meeting of Stockholders to be held at the Company's headquarters at 1250 Turks Head Building, Providence, Rhode Island at 10:00 a.m. on
June 26, 2000, and at any adjournment or adjournments thereof.

Stockholders of record at the close of business on May 26, 2000 (the
"Record Date") will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date the Company had outstanding shares of Common Stock entitled to one (1) vote per share (the "Voting Shares").

The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the Proposals.

The presence of the holders of a majority of the issued and outstanding shares of Voting Shares voting as a single class, entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting.

BACKGROUND INFORMATION

A Plan and Agreement of Share Exchange (the "Agreement") was executed on May 19, 2000 by and among OAK BROOK, PVAXX and Gerard M. Werner ("Werner") and
Mark T. Thatcher ("Thatcher"), who joined in the execution of the Agreement for the purpose of making certain covenants regarding the transaction contemplated therein. OAK BROOK is a corporation duly organized and validly existing under the laws of the state of Colorado, with its registered office at 17 West Cheyenne Mountain Boulevard, Colorado Springs, Colorado 80906 its principal executive office at 1250 Turks Head Building, Providence, Rhode Island 02903, and its phone number is (401) 272-5800; PVAXX is a corporation duly organized and validly existing under the laws of the State of Florida, with its registered office located in the city of Fort Meyers, State of Florida, its principal executive office at 12799 New Brittany Boulevard, Ft. Meyers, Florida 33907 and its phone number is (941) 274-9355.

The respective boards of directors of OAK BROOK, PVAXX deemed it desirable and in the best interests of their respective corporations, for OAK BROOK to acquire the outstanding capital stock of PVAXX in exchange for 20,000,000 shares of the common stock of OAK BROOK and 10,000,000 shares of the Preferred Stock of OAK BROOK and have proposed, declared advisable and approved such exchange
(the "Exchange") pursuant to this Agreement, which Agreement has been duly approved by resolutions of the respective boards of directors of OAK BROOK and PVAXX. This Agreement requires that a shareholders' meeting be called by OAK BROOK for the purposes of approving the Exchange prior to closing.


                                   PROPOSAL ONE
                      AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors has unanimously approved, and recommends for shareholder approval, the restatement and amendment of the Company's Articles of Incorporation in order to change the Company's name to "PVAXX CORPORATION". Approval of the restatement and amendment will not result in any other material amendment or change to the Company's Articles of Incorporation. The restatement and amendment is required to effect the Company's acquisition of PVAXX.


                                   PROPOSAL TWO
                 APPROVAL OF PLAN AND AGREEMENT OF SHARE EXCHANGE

The Board of Directors has unanimously approved, and recommends for shareholder approval, a Plan and Agreement of Share Exchange (the "Exchange"), whereby OAK BROOK will acquire all issued and outstanding capital stock of PVAXX in exchange for 20,000,000 shares of the Common stock of OAK BROOK and 10,000,000 shares of the Preferred Stock of OAK BROOK.


                                  PROPOSAL THREE
                              ELECTION OF DIRECTORS

At the Meeting, the successors to the current Board of Directors will be elected for a term of office, such term to commence on the effective date of the Exchange. The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly elected by the stockholders.

The following table sets forth the ages of and positions and offices presently held by each nominee director of the Company. For information about ownership of the Company's Voting Securities by each nominee director, see "BENEFICIAL OWNERSHIP OF VOTING SECURITIES."



                                    Date First
                                    Became          Positions and Offices
Name                       Age      Director        With the Company
--------------------       ----     ----------      ---------------------
Henry Stevens               *        N/A             None


Bryan Wade                  *        N/A             None

------------------------------------------------------
    *Nominees for election at this meeting.

     Please see personal biographies at Item. 7


ITEM 2.  REVOCABILITY OF PROXY

Not Applicable


ITEM 3.  DISSENTERS' RIGHT OF APPRAISAL

OAK BROOK hereby offers its shareholders Dissenter's Rights as provided for in
Article 7-113-101 through 7-113-302 of the CBCA. If an OAK BROOK shareholder elects to exercise their Dissenter's Rights in accordance with Article 7-113-204, said shareholder of OAK BROOK will be paid the fair value thereof as determined by the Board of Directors.

The Board of Directors has determined the fair value of each share of Common Stock to be $0.11. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)  the Company has had no operations for approximately two years;

(ii) the Company has negative book value and no assets as of September 30, 1999; and

(iii)other similar public shell companies have in effect been sold in the marketplace for cash consideration of $150,000 to $200,000 which would result in a fully diluted per share value of approximately $0.11 per share.

The Board of Directors of the Company believe that the Exchange will be in the best interest of OAK BROOK shareholders. However, shareholders are entitled to assert their Dissenter's Rights (fair market value of $0.11 per share) no later than June 26, 2000, as a result of this transaction as explained in
Section 7-111 of the CBCA.

In order to obtain the fair market value payment for OAK BROOK shares, a shareholder must mail or deliver their intention to the following address:

     The Board of Directors
     Oak Brook Capital IV, Inc.
     1250 Turks Head Building
     Providence, RI 02903

Pursuant to Article 113 of the CBCA, each shareholder has the right and is entitled to dissent from the completion of the Exchange and receive payment of the fair value of the Common Shares owned by any such shareholder ("Dissenters' Rights"). In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA, as summarized below, in order to receive payment of the fair value of any Common Shares. In compliance with Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA and its summary are set forth below.

Summary of Article 113 of the CBCA

              THE FOLLOWING IS ONLY A SUMMARY OF THE PROCEDURES FOR
         DISSENTING SHAREHOLDERS PRESCRIBED BY SECTIONS 7-113-101 THROUGH
        7-113-302 OF THE CBCA AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL
               TEXT OF ARTICLE  113 OF THE CBCA AS SET FORTH BELOW

Section 7-113-102 of the CBCA provides that each record or beneficial shareholder of the Company is entitled to dissent from the Exchange and demand payment of the fair value of the shares of Common Stock owned by such shareholder. In accordance with Section 7-113-202 of the CBCA, in order for a shareholder to exercise Dissenters' Rights, such shareholder must, prior to the taking of the vote of the shareholders on the Exchange, deliver to the Company written notice of such shareholder's intent to demand payment for shares in the event the Exchange is approved and shall not vote such shareholder's shares in favor of the Exchange.

In accordance with Section 7-113-203 of the CBCA, within ten days after the Exchange is effected, the Company must deliver a written dissenter's notice ("Dissenter's Notice") to all shareholders who satisfy the requirements of Section 7-113-202 of the CBCA. The Dissenter's Notice must state that the Exchange was authorized and the effective date of the Exchange, set forth the address at which the Company will receive payment demands and where stock certificates shall be deposited, supply a form for demanding payment, which form shall request an address from the dissenting shareholder to which payment is to be made, and set the date by which the Company must receive the payment demand and stock certificates, which date shall not be less than 30 days after the date the Dissenter's Notice was delivered. Furthermore, the Dissenter's Notice may require that all beneficial shareholders, if any, certify as to the assertion of Dissenters' Rights, and be accompanied by Article 113 of the CBCA.

Pursuant to Section 7-113-204 of the CBCA, a shareholder receiving the Dissenter's Notice must demand payment in writing and deposit such shareholder's stock certificates in accordance with the terms of the Dissenter's Notice.
A shareholder who does not comply with the foregoing requirements is not entitled to the fair value of such shareholder's shares under Article 113 of the CBCA.

Upon the later of the effective date of the Exchange, or upon receipt of a demand for payment by a dissenting shareholder, the Company must pay each dissenting shareholder who complies with Section 7-113-204 the amount the Company estimates to be the fair value of such shares, plus accrued interest in accordance with Section 7-113-206 of the CBCA. The payment must be accompanied by (i) the Company's balance sheet as of the fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of change in shareholders' equity for that year, and the latest available interim financial statement; (ii) a statement of the Company's estimate of the fair value of the shares; (iii) an explanation by the Company of how the interest was calculated; (iv) a statement of the dissenting shareholder's right to demand payment under Section 7-113-209 of the CBCA; and (v) a copy of Article 113 of the CBCA.

In the event a dissenting shareholder is dissatisfied with the Company's payment or offer of payment, such dissenting shareholder, pursuant to
Section 7-113-209 of the CBCA, may notify the Company in writing within 30 days after the Company makes or offers to pay each dissenting shareholder, of such shareholder's own estimate of the fair value of such shares and the amount of interest due, and demand payment of such shareholder's estimate, less any payment already made by the Company under Section 7-113-206, or reject the Company's offer under Section 7-113-208 and demand payment for the fair value of the shares and interest due. A dissatisfied dissenting shareholder may effect the foregoing if: (i) the dissenting shareholder believes that the amount paid or offered is less than the fair value of the shares or that the interest due is incorrectly calculated; (ii) the Company has failed to makepayment within 60 days after the date set for demanding payment; or (iii) the Company does not return the deposited stock certificates within the time specified by Section 7-113-207 of the CBCA. In the event a demand for payment under Section 7-113-209 remains unresolved, the Company may commence a court proceeding to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand from a dissenting shareholder.


                   TITLE 7. COLORADO BUSINESS CORPORATION ACT
                         ARTICLE 113. DISSENTERS' RIGHTS
                  PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

                             C.R.S. 7-113-101 (1996)

7-113-101. Definitions

  For purposes of this article: (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

  (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

  (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7- 113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

  (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

  (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

  (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

  (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent

   (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

       (a) Consummation of a plan of merger to which the corporation is a party if:

             (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

             (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

       (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

       (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102
            (1); and

       (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).


(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

       (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

       (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

       (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

       (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

       (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

       (c) Cash in lieu of fractional shares; or

       (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

       (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

       (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. Notice of dissenters' rights

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection
(2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section
7-113-202 (2).

7-113-202. Notice of intent to demand payment

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

       (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

       (b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters' notice

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

       (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

       (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

       (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

       (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

       (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

       (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

       (g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

       (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

       (b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at.

7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

       (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

       (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.


ITEM 4.  PERSONS MAKING THE SOLICITATION

The enclosed information statement is distributed by the Board of Directors
(the "Board of Directors") of OAK BROOK. The cost of distribution will be borne by the Company. In addition to the distribution by mail, officers and employees of the Company may distribute in person. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending the information statement to the beneficial owners.


ITEM 5.  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Not Applicable


ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

BENEFICIAL OWNERSHIP OF VOTING SECURITIES

The following table sets forth certain information regarding beneficial ownership of Common Stock as of June 10, 2000 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock,
(ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

                                 COMMON STOCK
-------------------------------------------------------
Name and address              #of             %of
-------------------------------------------------------
Mark T. Thatcher                552,500         45%
1250 Turks Head Building
Providence, RI 02903

Gerard M. Werner                552,500         45%
1250 Turks Head Building
Providence, RI 02903

All Executive Officers        1,105,000         90%
and Directors as a
Group (2 persons)

Total Shares
Outstanding                   1,228,000        100%



Voting Control
--------------------------------------------------------------------------------

                           Percent of                    Total Votes in
                           Number of Votes in Matters    Matters Submitted to
Name                       Submitted to Shareholders     Shareholders
--------------------------------------------------------------------------------

Mark T. Thatcher           552,500                       45%

Gerard M. Werner           552,500                       45%

All Executive Officers
and Directors as a Group 1,105,000                       90%
(2 persons)

Total Votes              1,228,000                      100%


Management of OAK BROOK has advised that they may acquire additional shares of OAK BROOK Common Stock from time to time in the open market at prices prevailing at the time of such purchases.


BENEFICIAL OWNERSHIP OF PVAXX SECURITIES

The following table sets forth certain information regarding beneficial ownership of PVAXX Common Stock as of June 10, 2000 by (i) each person known by PVAXX to own beneficially more than 5% of the outstanding Common Stock, (ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

---------------------------------------------


                                    COMMON STOCK
                                    ------------------------------------
Name and address                    # of        %of
of beneficial owner                 shares      Class          Options
------------------------------------------------------------------------

Henry Stevens                       19,400,000   97.00%        -


                                    PREFERRED STOCK
                                    ------------------------------------

Henry Stevens                       10,000,000  100.00%        -



PRICE RANGE OF COMMON STOCK

Not Applicable


DIVIDENDS

The Company has never paid dividends with respect to the Common Stock and currently does not have any plans to pay cash dividends in the future.
There are no contractual restrictions on the Company's present or future ability to pay dividends. Future dividend policy is subject to the discretion of the Board of Directors and is dependent upon a number of factors, including future earnings, capital requirements and the financial condition of the Company. The Colorado Corporation Code provides that a corporation may not pay dividends if the payment would reduce the remaining net assets of the corporation below the corporation's stated capital plus amounts constituting a liquidation preference to other security holders.


ITEM 7.  DIRECTORS AND EXECUTIVE OFFICERS

In 1998 and 1999, the Board of Directors met informally on a number of occasions, voting on corporate actions by written consent.

THE DIRECTORS AND EXECUTIVE OFFICERS OF OAK BROOK

The directors and executive officers of the Company, their ages and positions held in the Company are as follows:


Name                     Age      Position with the Company      Since
-------------------------------------------------------------------------------

Mark T. Thatcher         35       President and Director         May 15, 1998

Gerard M. Werner         30       Vice President and Director    May 15, 1998



All directors of the Company will hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified.

The officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders, and hold office until their successors are elected and shall have qualified, or until resignation or removal from office.

Summary of Experience and Responsibilities
-------------------------------------------------------
Gerard M. Werner- Vice President and Director

     Mr. Werner passed the District of Columbia, Court of Appeals Bar examination in February of 1998. Since that time he has served as Case Design Manager for the Equitable, April 1998-Sept. 1998. He is a registered representative, having passed series 6 and series 63, as well as Virginia's Life and Health Insurance licensing exam.

     Mr. Werner graduated from the Georgetown University Law School in 1997, where he served as a staff member of the American Criminal Law Review Volume 33, and as Articles and Notes Editor Volume 34. He published author Volume 33-3, Eleventh Survey of White Collar Crime-"Tax Evasion."

Mark T. Thatcher- President and Director

     Mr. Thatcher attended the University of Denver where he earned his law degree and masters in business administration. He is presently a member of the State Bar of Colorado; Court of Appeals, District of Columbia; Committee Member of the Securities Forum, Colorado, Washington D.C. and the American Bar Association; and Member of the International Society of Business Law.

     Mr. Thatcher has participated as a business and legal advisor for a number of public and privately held companies. He has been retained for federal and state securities compliance, venture capital analysis, public and private mergers and acquisitions, corporate reorganization/restructuring, and international franchising development. From 1991 through 1995, Mr. Thatcher was "of counsel" to Daniel P. Edwards, P.C., an "AV" rated Colorado law firm. The firm was "of counsel" to Hughes Dorsey, Denver, Colorado Heron Burchette, Washington D.C., and Sparks, Dix and Enoch, Colorado Springs, Colorado. From 1995 through August of 1999, he served as general Counsel to Acadia Group, Inc. (Ticker "ANHS") and CollegeLink.com (Ticker "APS"). He has recently joined the Providence-based law firm of Nadeau & Simmons, P.C. in an "of counsel" capacity. He is an honorary member of Alpha Kappa Delta, Sutton Award candidate, and recipient of the E.V. Graham Scholarship Merit Award.

Complaince with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------
Section 16(a) of the Exchange Act, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that during 1999 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

Committees of the Board
-------------------------------
Not Applicable

Board and Committee Attendance
-------------------------------------------
In 1998 and 1999, the Board of Directors met informally on a number of occasions, voting on corporate actions by written consent. At the Meeting, the successors to the current Board of Directors will be elected for a term of office, such term to commence on the effective date of the Exchange. The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly elected by the shareholders.

THE NOMINEE DIRECTORS

The following table sets forth the ages of and positions and offices presently held by each nominee director of the Company. For information about ownership of the Company's Securities by each nominee director, see "BENEFICIAL OWNERSHIP OF PVAXX SECURITIES."



                                     Date First
                                     Became           Positions and Offices
Name                         Age     Director         With the Company
---------------------------------------------------------------------------
Henry Stevens*                        N/A              None


Bryan Wade*                           N/A              None

----------------------------------------------------------------
    *    Nominees for election at this meeting.

Personal Biographies and Summary of Experience
----------------------------------------------------------------


Henry Stevens, President and Director

From 1979 to 1986, Mr. Stevens was the Agricultural Manager in Bisley, UK. From there, Mr. Stevens was a design consultant in packaging development at Deranged Design from 1987 to 1993. It was here that Mr. Stevens first became involved with PVA polymers. He was Managing Director at Churchill Technology
(IOM) Ltd., which is a PVA technology company. He then served as Managing Director of FIP Holdings, Ltd., which is a PVA development company until 1997. In 1998, Mr. Stevens began serving as Managing Director of PVAXX Group. His experience with PVA materials, particularly in young companies, will certainly be a valuable tool in PVAXX's development.

Bryan Wade, Vice President and Director

Mr. Wade has extensive sales and marketing experience, beginning in 1985, when he served as Director of Multi-National Sales and Marketing at CFS.
Mr. Wade held similar positions in Weststar Marketing and SAS marketing Ltd. In early 2000, Mr. Wade joined PVAXX as a Vice President, overseeing all sales and marketing for the company.

         (THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK)


ITEM 8.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                  SUMMARY COMPENSATION TABLE FOR OAK BROOK
                           Long Term Compensation
____________________________________________________________________________
  Annual Compensat.                   Awards             Payouts
____________________________________________________________________________
(a)       (b)     (c)      (d)      (e)     (f)      (g)      (h)     (i)
                                     Other  Rest.                     All
Name and                             Annual Stock             LTIP    Other
Principal  Calend.                   Comp.  Award(s)  Opt     P/outs  Comp.
Position   Year    Salary   Bonus($) ($)    ($)       SARs(#) ($)     ($)
_____________________________________________________________________________
Mark
Thatcher   1999    $         0        -       0        -
Chief
Executive  1998              0        -       0        -
Officer

Gerard
Werner     1999              0        -       0        -
President
           1998              0        -       0        -


Indemnification and Limitation of Liability
----------------------------------------------------
The Company's Articles of Incorporation include provisions which eliminate or limit the personal liability of the Company's directors except in situations when a director shall be liable for (i) a breach of Section 7-5-114 of the Colorado Business Corporation Act, including liability for improper dividends or distributions; (ii) a breach of loyalty; (iii) failure to act in good faith; (iv) intentional misconduct or knowing violation of the law; or (v) obtaining an improper personal benefit. In addition, the Articles of Incorporation allow for the indemnification of any director or officer to the fullest extent permitted by the Colorado Corporation Code as in effect at the time of the conduct of such person.

No employee of the Company receives any additional compensation for his services as a director. The Company has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees. The Board of Directors may recommend one or more such programs for adoption in the future.

                      SUMMARY COMPENSATION TABLE FOR PVAXX

                                Long Term Compensation

____________________________________________________________________________
  Annual Compensat.                   Awards             Payouts
____________________________________________________________________________
(a)       (b)     (c)     (d)      (e)     (f)     (g)     (h)     (i)
                                   Other   Rest.                   All
Name and                           Annual  Stock           LTIP    Other
Principal  Calend.                 Comp.   Award(s)Opt.    P/outs  Comp.
Position   Year    Salary Bonus($) ($)     ($)     SARs(#) ($)     ($)
_____________________________________________________________________________

Director
Stevens,   1999   0       0        -       -       -       -       -
Henry             (annualized)
           1998   0       0        -       -       -       -       -

Director
Wade,      1999   0       0        -       -       -       -       -
Bryan             (annualized)
           1998   0       0        -       -       -       -       -


ITEM 9.  INDEPENDENT PUBLIC ACCOUNTANTS

The Company hereby incorporates by reference any of the information required by paragraph (d) of this Item, that is contained in the Company's Form 10-KSB, Item 9, filed with the Securities and Exchange Commission on April 17, 2000.


ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

Not Applicable


ITEM 12.  MODIFICATION OR EXCHANGE OF SECURITIES

No action is to be taken by the Company with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company in exchange for outstanding securities of the Company.


ITEM 13.  FINANCIAL AND OTHER INFORMATION

The Company hereby incorporates by reference any of the information required by paragraph (a) of this Item, that is contained in the annual report to security holders and the Company's Form 10KSB, Item 8, filed with the Securities and Exchange Commission on April 17, 2000, and interim reports filed on Form 10QSB for the period ended May 16, 2000.

The Company and PVAXX hereby provides the information as required by paragraph (a) of this Item as follows:


                           OAK BROOK CAPITAL IV, INC.


                               TABLE OF CONTENTS

Independent Auditors' Report...........................................F - 2

Financial Statements

    Balance Sheet - December 31, 1999..................................F - 3

    Statements of Operations -
    Years Ended December 31, 1999 and 1998.............................F - 4

    Statement of Changes in Stockholders' Equity -
     Years Ended December 31, 1999 and 1998............................F - 5

    Statements of Cash Flows -
    Years Ended December 31, 1999 and 1998.............................F - 6

Notes to Consolidated Financial Statements.............................F - 7

                           OAK BROOK CAPITAL IV, INC.
                         (A Development Stage Company)

March 29, 2000

Shareholders and Board of Directors
OAK BROOK CAPITAL IV, INC.
Newport, Rhode Island

Report of Independent Auditors

We have audited the accompanying balance sheet of Oak Brook Capital
IV, Inc. (a development stage Company) as of December 31, 1999, and the related statements of operations and stockholders' equity for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oak Brook Capital IV, Inc. (a development stage Company) as of December 31, 1999, and the results of operations, and its cash flows for the year ended December 31, 1999 in conformity with generally accepted accounting principles.

/s/ Dennis W. Bersch

Milwaukee, Wisconsin
March 29, 2000

                         OAK BROOK CAPITAL IV, INC.
                       (A DEVELOPMENT STAGE COMPANY)
                   BALANCE SHEET AS OF DECEMBER 31, 1999

                                  ASSETS


OTHER ASSETS:
  Organizational Costs               $  4,200
    Less accumulated amortization      (1,365)
      Total other assets                              $  2,835

      Total assets                                                  $   2,835

                          LIABILITIES AND EQUITY
CURRENT LIABILITIES:
  Accounts payable                   $ 10,225

    Total current liabilities                         $ 10,225

EQUITY:
  Preferred Stock, no par value,
  10,000,000 shares authorized

  Common Stock, no par value,
    50,000,000 shares authorized,
     1,228,000 shares outstanding;

    1,105,200 shares issued at
     $.0038                          $  4,200
     122,800 shares issued by gift       0.00

   Issued and Outstanding            $  4,200

   Deficit accumulated during the
     development stage                (11,590)

       Total equity                                   $ (7,390)

       Total liabilities and equity                                 $   2,835


                           OAK BROOK CAPITAL IV, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999



REVENUE                                  $         0

COSTS AND EXPENSES:
  Audit and professional fees            $     2,500
  Amortization of Organizational Cost            840
    Net loss                             $    (3,340)

PER SHARE INFORMATION:

  Weighted average number of
  common shares outstanding                1,228,000

    Profit (loss) per share              $   (0.0027)



                           OAK BROOK CAPITAL IV, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1999



                           Common
                           Shares      Stock          Retained
                           Issued      Amount         Earnings      Equity

Equity at Inception                                                 $   -

Shares issued at inception
for services at $0.0038
per share                  1,105,200   $ 4,200                      $ 4,200

Shares issued by gift        122,800

Retained Earnings
12/31/98                                              $ (8,250)      (8,250)

Net loss for the year
ended 12/31/99                     -         -        $ (3,340)     $(3,340)

  TOTAL                    1,228,000   $ 4,200        $(11,590)     $(7,390)


                           OAK BROOK CAPITAL IV, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


SOURCES OF CASH
  Investment                                     $           -

USES OF CASH
  Professional Fees              $          -
  Bank Charges                              -                -

Net cash provided this year                                  -
  Balance beginning of year                                  -
  Cash Balance as
  December 31, 1999                              $           -

                           OAK BROOK CAPITAL IV, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 1999

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company was incorporated on May 1, 1998, in the State of Colorado.
The Company is in the development stage and its intent is to operate as a capital market access corporation and to acquire one or more existing businesses through merger or acquisition. The Company has had no significant business activity to date. The Company has selected the calendar year as its fiscal year.

Organizational costs

Organizational costs include costs for professional fees and are amortized using the straight-line method over five years.

Net loss per share

The net loss per share is computed by dividing the net loss for the period by the weighted average number of common shares outstanding for the period.

Estimates

The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

2. STOCKHOLDERS' EQUITY

On May 15, 1998, the Company issued 1,105,200 shares of its no par value common stock to affiliates for services valued at their fair market value of $4,200. The shares were issued pursuant to Rule 701 of the Securities Act of 1933 (the "Act") and are restricted securities within the meaning of Rule 144 of the Act. An additional 122,800 shares were issued as qualified gifts during 1998.

3. RELATED PARTY TRANSACTIONS

There have been no related party transactions since the issuance of shares using organization costs as consideration.

using organization costs as consideration. The account payable of $7725.00 reflects $4225.00 for services in connection with the organization of the company and $3500.00 for the December 31 audit.


PVAXX MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

  The following discussion should be read in conjunction with the Financial Statements and related notes therto to be filed subsequently.

PLAN OF OPERATION

PVAXX does not currently have any external sources of working capital. PVAXX's Management has not entered into any commitments for significant capital expenditures. Furthermore, there are no plans to hire additional employees unless Management is successful in securing a substantial capital infusion.
On May 19, 2000 PVAXX entered into an Agreement to effectively become a wholly-owned subsidiary of OAK BROOK. This transaction will be structured as a share exchange whereby the existing shareholders of PVAXX will obtain control of OAK BROOK. Upon completion of this transaction, there can be no assurance that the combined companies will have sufficient funds to undertake any significant development, marketing and manufacturing activities. Accordingly, the combined companies will be required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined companies might be required to issue a substantial equity position. There is no assurance that the combined companies will be able to obtain additional financing on terms acceptable to the combined companies. If Management is successful in obtaining additional funding, these funds will be used primarily to provide working capital needed for repayment of outstanding notes payable, software development, sales and marketing expense and to finance research, development and advancement of intellectual property concerns. A description of the PVAXX business is provided in ITEM 14.

LIQUIDITY AND CAPITAL RESOURCES

The Company remains in the development stage and, since inception, has experienced no significant change in liquidity or capital resources or stockholder's equity. The Company's balance sheet as of March 31, 2000, reflects a current asset value of $0.00, and a total asset value of $0.00 in the form of cash and capitalized organizational costs.

The Company will carry out its plan of business as discussed below.

RESULTS OF OPERATIONS

During the period from May 16, 2000 (inception) through May 15, 2000, the Company has engaged in no significant operations other than organizational activities, acquisition of capital and preparation for reporting as a registrant under Section 12 of the Securities Exchange Act of 1934, as amended. No revenues were received by the Company during this period.

Need for Additional Financing

The Company believes that its existing capital will be sufficient to meet the Company's cash needs, including the costs of compliance with the continuing reporting requirements of the Securities Exchange Act of 1934, as amended, for a period of approximately two years.

INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") issued by the Financial Accounting Standards Board ("FASB"), under which deferred tax assets and liabilities are provided on differences between the carrying amounts for financial reporting and the tax basis of assets and liabilities for income tax purposes using the enacted tax rates. Under SFAS 109, deferred tax assets may be recognized for temporary differences that will result in deductible amounts in future periods. A valuation allowance is recognized, if on the weight of available evidence, it is more likely than not that some portion or the entire deferred tax asset will not be realized.

NEW ACCOUNTING PRONOUNCEMENTS

Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121") issued by the FASB, is effective for financial statements for fiscal years beginning after December 15, 1995.The standard establishes new guidelines regarding when impairment losses on long-lived assets, which include plant and equipment, certain identifiable intangible assets, and goodwill, should be recognized and how impairment losses should be measured. The Company does not expect adoption to have a material effect on its financial position or results of operations.Statement of Financial
Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") issued by the FASB, is effective for specific transactions entered into after December 15, 1995. The disclosure requirements of SFAS
123 are effective for financial statements for fiscal years beginning no later than December 15, 1995. The new standard established a fair value method of accounting for stock-based compensation plans and for transactions in which an entity acquires goods or services from non-employees in exchange for equity instruments. The Company does not expect adoption to have a material effect on its financial position or results of operations.

FEDERAL INCOME TAX ASPECTS OF INVESTMENT IN THE COMPANY

The discussion contained herein has been prepared by the Company and is based on existing law as contained in the Code, amended United States Treasury Regulations ("TreasuryRegulations"), administrative rulings and court decisions as of the date of this Registration Statement. No assurance can be given that future legislative enactments, administrative rulings or court decisions will not modify the legal basis for statements contained in this discussion. Any such development may be applied retroactively to transactions completed prior to the date thereof, and could contain provisions having an adverse affect upon the Company and the holders of the Common Stock. In addition, several of the issues dealt with in this summary are the subjects of proposed and temporary Treasury Regulations. No assurance can be given that these regulations will be finally adopted in their present form.

Y2K COMPLIANCE

PVAXX has conducted an assessment of issues related to the Year 2000 and determined that all its computer driven systems and software in use are able to recognize, calculate, and display data-related dates correctly after the year 1999. PVAXX can not determine the impact the Year 2000 will have on its key suppliers. However, if PVAXX's key suppliers do not convert their systems to become Year 2000 compliant, PVAXX may be adversely impacted.

FORWARD LOOKING STATEMENT

This Management's Discussion and Analysis of Financial Condition and Results of Operations includes a number of forward-looking statements that reflect Management's current views with respect to future events and financial performance. Those statements include statements regarding the intent, belief or current expectations of PVAXX and members of its management team as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statementward-looking statements. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. The Company believes that its assumptions are based upon reasonable data derived from and known about its business and operations and the business and operations of PVAXX. No assurances are made that actual results of operations or the results of the Company's future activities will not differ materially from its assumptions.


ITEM 14.  MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

  A Plan and Agreement of Share Exchange was executed on May 19, by and among OAK BROOK, PVAXX, and Mark T. Thatcher and Gerard M. Werner, who joined in the execution of the Agreement for the purpose of making certain covenants regarding the transaction contemplated therein. OAK BROOK is a corporation duly organized and validly existing under the laws of the state of Colorado, with its registered office at 17 West Cheyenne Mountain Blvd., Colorado Springs, Colorado 80906, its principal executive office at 1250 Turks Head Building, and its phone number is (401) 272-5800; PVAXX is a corporation duly organized and validly existing under the laws of the state of Florida, with its registered office located in the city of Ft. Myers, State of Florida, its principal executive office at 12799 New Brittany Boulevard, Ft. Myers, FL 33907, and its phone number is (941)274-9355; and Mark T. Thatcher is the Chairman and Secretary and Gerard M. Werner is the President and a Director of OAK BROOK.

  The respective boards of directors of OAK BROOK and PVAXX deemed it desirable and in the best interests of their respective corporations, for OAK BROOK to acquire the outstanding capital stock of PVAXX in exchange for the issuance of shares of the common and preferred stock of OAK BROOK and have proposed, declared advisable and approved such share exchange (the "PVAXX EXCHANGE") pursuant to this Agreement, which Agreement has been duly approved by resolutions of the respective boards of directors of OAK BROOK and PVAXX.

  This Agreement requires that a shareholders' meeting be called by OAK BROOK for the purposes of approving the PVAXX Exchange prior to closing.

  The PVAXX Exchange shall become effective on the "Effective Date", such date being the later upon which (i) amended Articles of Incorporation are filed with the Secretary of State of Colorado and (ii) a Certificate of Exchange is filed with the Secretary of State of Florida. The "Closing Date" will be on or within one (1) business day of the date the Agreement is approved by the shareholders of OAK BROOK.


  Effect of PVAXX Exchange

  In all other respects, the identity, existence, purposes, powers, objects, franchises, rights, and immunities of OAK BROOK shall continue unaffected and unimpaired by the PVAXX Exchange, and the corporate identity, existence, purposes, powers, objects, franchises, rights, and immunities of PVAXX shall continue unaffected, except that, as a result of the PVAXX Exchange, OAK BROOK shall own all issued and outstanding shares of PVAXX. Accordingly, on the Effective Date, PVAXX shall become a wholly-owned subsidiary of OAK BROOK.

  The laws of Colorado shall continue to govern OAK BROOK. On and after the Effective Date, the articles of incorporation of PVAXX shall be the articles of incorporation of OAK BROOK until further amended in the manner provided by law and in such articles of incorporation (the "Articles"). On the Effective Date, the bylaws of PVAXX shall be the bylaws of OAK BROOK (the "Restated Bylaws") until altered, amended, or repealed, or until new bylaws shall be adopted in accordance with the provisions of law, the Articles, and the Restated Bylaws.


  Conversion of PVAXX's Stock and Other Securities

PVAXX shareholders will surrender one hundred percent (100%) of their issued and outstanding common and preferred shares to OAK BROOK on the date of execution of this Agreement. In exchange for receipt of one hundred percent (100%) of PVAXX shares, OAK BROOK, on the terms and subject to the conditions herein set forth, shall issue and deliver to PVAXX shareholders:

       (i) On the Closing Date, 20,000,000 Common Shares, no par value ("OAK BROOK Common Stock"), of OAK BROOK, on a share-for-share basis, registered in the name of the PVAXX shareholder or its nominee; and

       (ii) On the Closing Date, 10,000,000 Preferred Shares, $20.00 par value ("OAK BROOK Preferred Stock"), of OAK BROOK, on a share-for-share basis, registered in the name of the PVAXX shareholder or its nominee.

       OAK BROOK Common Stock. None of the currently issued and outstanding shares of OAK BROOK Common Stock, no par value, issued and outstanding at the effective time of the PVAXX Share Exchange shall be converted as a result of the PVAXX Share Exchange;

       Fractional Interests.   No fractional shares of preferred or common
       stock of OAK BROOK or certificate or scrip representing the same shall be issued. In lieu thereof each holder of PVAXX Shares having a fractional interest arising upon such conversion will be rounded up into one full additional share of common stock of OAK BROOK;

       Status of Common Stock. All Shares of common stock of OAK BROOK into which PVAXX Shares are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such OAK BROOK Common Stock;

       Status of Preferred Stock. All Shares of preferred stock of OAK BROOK into which PVAXX Shares are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such OAK BROOK Preferred Stock;

       (vii) Independent Appraisal, Right to Dissent and Obtain Payment for Shares; Procedures for Protection of Dissenter's Rights. In order to establish a "fair value" for the PVAXX Shares which are paid in cash in lieu of conversion into the Shares of OAK BROOK, as provided in this Article VI, the Board of Directors of PVAXX shall establish the value of PVAXX Shares prior to the PVAXX Share Exchange, and shall afford to such shareholders of PVAXX all of the rights, and implement the procedures for protection of dissenters' rights, pursuant to the provisions of the Florida General Corporation Law, Section 10.22 et seq., as amended, the terms and provisions of which are hereby incorporated by reference and made a part hereof.

       On the Effective Date, by virtue of the PVAXX Exchange each share of PVAXX Common Stock and each PVAXX option to purchase PVAXX Common
       Stock issued and outstanding immediately prior to the Effective Date shall be converted into the right to receive from OAK BROOK the following consideration (in the aggregate, the "PVAXX Consideration"):

       (i) Issuance of Shares and Options in connection with the PVAXX Exchange. The aggregate number of OAK BROOK Shares of common stock to be issued or reserved for issuance in connection with the PVAXX Exchange shall be twenty million (20,000,000) As soon as practicable after the PVAXX Exchange becomes effective, OAK BROOK shall cause its transfer agent (the "Transfer Agent") to issue to the shareholders of OAK BROOK, on a pro rata basis, an aggregate of twenty million (20,000,000) Shares of OAK BROOK common stock in exchange for all the existing shares of PVAXX common stock.

            Additionally, on the Effective Date, OAK BROOK shall issue, on a pro rata basis, an aggregate of ten million (10,000,000) Shares of OAK BROOK Preferred Stock in exchange for all the existing shares of PVAXX preferred stock. In addition, on the Effective Date, OAK BROOK shall reserve ten million (10,000,000) shares of OAK BROOK common stock for possible issuance in connection with an existing PVAXX Convertible Debt security.

            The calculation of pro rata distributions for the purposes of this section shall be made by dividing the aggregate number of OAK BROOK Shares of common stock to be issued or reserved for issuance in connection with the PVAXX Exchange by the aggregate number of PVAXX Shares of common stock issued or reserved as a result of options, warrants, convertible securities or other commitments. No other issuance of securities is required to effect the PVAXX Exchange.

            (ii)  Fractional Interests.   No fractional shares of common stock
            of OAK BROOK or certificate or script representing the same shall be issued. In lieu thereof each holder of PVAXX Shares or PVAXX Options having a fractional interest arising upon such conversion will be rounded up into one full additional share of OAK BROOK common stock;

            (iii) Status of Common Stock. All Shares of common stock of OAK BROOK into which PVAXX Shares are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such Shares;


PVAXX Shareholder Dissenter's Rights

            The Board of Directors of PVAXX shall establish the value of PVAXX's Shares prior to the PVAXX Exchange, and shall afford to the shareholders of PVAXX all of the rights, and implement the procedures for protection of dissenters' rights, pursuant to the provisions of the Florida Generally accepted accounting principles, and the capital surplus and retained earnings accounts of PVAXX shall be determined, in accordance with generally accepted accounting principles, by the board of directors of PVAXX. Nothing herein shall prevent the board of directors of PVAXX from making any future changes in its accounts in accordance with law.

            The PVAXX Exchange is intended to qualify as an I.R.C. 368(b) tax-free reorganization. At the Closing, (a) PVAXX shall deliver to OAK BROOK a statement (in such form as may be reasonably requested by counsel to OAK BROOK) conforming to the requirements of Section 1.897-2(h)(1)(i) of the United States Treasury Regulations, and (b) PVAXX shall deliver to the IRS the notification required under Section 1.897 - 2(h)(2) of the United States Treasury Regulations.

Investment Representation Letter

            At the Closing, each of the PVAXX Shareholders shall execute and deliver to PVAXX an investment representation letter statement in such form as may be reasonably requested by counsel.


PVAXX CORPORATION--

DESCRIPTION OF THE BUSINESS

            Nature of Activities - PVAXX CORPORATION ("PVAXX" or the "Company") was incorporated as a Florida corporation on March 16, 2000.
            Pvaxx Corporation, is the parent company of the Pvaxx group of companies.

            The Pvaxx group consists of Pvaxx Technologies Ltd, which holds the the patents and intellectual property. Pvaxx Research & Development Ltd, the company undertaking all ongoing trials and developments. And also does business as Pvaxx Engineering, which manufactures all our pelleting machines and Pvaxx Pharmaceutical which manufactures and supplies capsule making machinery. Pvaxx Europe) Ltd is the European sales company of the group.

            Pvaxx has just taken possession of a newly built European HQ near Malmesbury in Wiltshire, which includes 3000sqft sales offices, 2000sqft engineering, 2000sqft development labs, 4000sqft manufacturing areas and 4800sqft currently being converted to clean room manufacturing.

            Pvaxx is a completely biodegradable polymer. We believe PVAXX represents a genuine advance in polymer technology. Management feels that Pvaxx will be a major contributor to the reduction in the environmental and ecological impact of plastics. PVAXX offers the potential of practical solutions to worldwide waste disposal problems, as all products manufactured from Pvaxx biodegrade into non-toxic elements when disposed of through water immersion or in landfill.

            Pvaxx is a newly formulated polymer, created by a patented process and manufactured from the chemical raw material Polyvinyl Alcohol 'pva' and other food-grade additives, which have been used in consumer markets for over 25 years. Thus its properties, both physical and toxicological, as well as its environmental impact from its bio-degradation on disposal have been studied in depth.

            Pvaxx, is a stable, flexible polymer similar to other everyday polymers. It is available in various grades suitable for most product areas. Pvaxx production consumes a very low level of energy as no external heat is introduced, creating potentially greater environmental advantages.

            Pvaxx polymer grades are available from L800 ($1200) per metric tonne. This makes it comparable with PP, PVC, PE, PET etc. PVAXX is far less expensive than other biodegradable polymers currently in the market.

            Pvaxx pharmaceutical grades are available from L3000 ($4800) per metric ton.

            The various technologies that make up Pvaxx were either acquired by or developed within Pvaxx Group.

            Development was undertaken within the Irish Government Research and Development Department, PERA, Leeds University and University of North London and within our own facilities both in England and in the Isle of Man. The above have a wide range of experience in the development of laboratory led research and testing of polymers and plastic processes and products. More than a decade of associated research and over five years of laboratory and industrial assessment has gone into the development of Pvaxx.
            This includes full industrial, scientific and technical assessment throughout its development.

            Pvaxx offers biodegradability at a cost that is competitive when compared with other plastics. Alternative products based on starch additives, fragment, but may not decompose. Those polymers that do biodegrade are generally expensive and can be difficult to process.

            Pvaxx process eliminates the problems usually associated pva production; such as thermal degradation and the need to generate high temperatures. It can be processed using current extrusion lines, blow-moulders and injection moulders etc., without modifications usually required with pva products.

            Pvaxx is particularly well-suited to filament and fibre formation, for use in spunbond, non-woven and melt-blowing applications.

            Pvaxx can be processed on Pvaxx Pharmaceutical Capsule machines to produce and fill with powder or liquid medicines to make medical capsules or food supplements.

            The Pvaxx manufacturing process enables highly accurate compounding and pelleting with consistent quality.

            Pvaxx is a competitively priced material thus it can be used in the manufacture of basic and premium products. These include, but are not limited to, the following areas listed together with some consumption examples.

            Agricultural Agro-chem sachets, Mulch films, Plant pots Household Bags, Diapers, Drinking straws, Femcare products, Hangers, Incontinence pads, Sachets, Six pack rings Industrial Chemical sachets, Disposable clothing, Expanded foams, Gloves.

            Leisure Film canisters, Golf tees, Shotgun cartridges Medical Bedpans, Bowls, Cotton buds, Hospital curtains, 'One-use' sterile products, capsules.

            Pvaxx has test marketed using a UK chemical/polymer distributor, enabling Pvaxx to refine such things as packaging, grades and pricing before a international launch.

            The manufacturing division is currently capable of producing up to 10,000 tons per annum of Pvaxx, with further capacity currently being manufactured to increase outputs by 20,000 tons per annum. Pvaxx's management believes the Company has the ability to manufacture further production capacity to increase production by a further 20,000 tons every 14 weeks when required.

            The raw materials used are all sourced from the major manufacturers such as, Nippon Gohsei, Omya, ECC, Chang Cheung, Unichema ,
            Jordan Carbonate, etc.

            The selling of Pvaxx via the internet supported by our technical centre provides 24hr access to sales and technical information. Pvaxx has already started to appoint polymer and chemical distribution agents, therefore increasing active promotion of Pvaxx worldwide.

MARKETS

            Plastic has become essential to the functioning of modern life around the world. The plastics market has recently been valued at more than $200 billion per year and continues to rise.

            Eight percent of US household waste, over 13 million tons per year, is made up of plastics and is consigned to landfill. This is repeated throughout the developed world.

            ".... studies now confirm only 20 per cent of plastic waste could be recycled.." said Mr. Reg. McCabe director of the Plastics Industries
            Association of Ireland......in the light of growing public concern about additional landfill sites..... business called on
            Government to help out with 136,000 tonnes of plastic packaging waste which are produced each year...

            PERA have completed a detailed market study for Pvaxx showing an immediate market of 30 million tonnes in areas where Pvaxx is cheaper or has other attributes that make it immediately superior to current the polymers being used.

MARKETING PLAN

            The marketing strategy for Pvaxx is very important and we are not just selling a product by purely following a product marketing strategy. Management believes PVAXX offers a solution to policy makers by offering the option of a "green"(or environmentally friendly) polymer such as Pvaxx.

Press, Public Relations and Lobbying

            Given the range of applications in all kinds of sectors in many parts of the world, Management feels the PR potential for Pvaxx is huge.

            PVAXX is beginning to create a multi language media relations program embracing both trade and technical media, together with "heavy" national newspapers and magazines in appropriate sectors, such as food, fashion, pharmaceuticals etc.

            Pvaxx also presents the opportunity for a media event in which we could effectively demonstrate the biodegradability of Pvaxx. We can also supply all media and key people we target with a small case of samples that enables them to carry out their own experiment.

            In this era of over consumption and plastic use, Management believes policy makers are looking to promote new plastics which are environmentally friendlier than existing plastics and in particular biodegradable.

       Environmental attributes such as complete biodegradability are highly sought after by industry and policy makers especially due to plastic related issues such as:

       -    Low environmental rating from cradle to grave
       -    Endocrine mimicry
       - Waste and packaging problems including landfill over capacity, incineration and dioxin issue, take back requirements, recycling requirements, agricultural leaching etc.

       Due to new research on phthalates and similar plastics which can cause endocrine mimicry, policy makers are looking at substitutes for such plastics to justify a ban.

       In addition governments are also looking to find solutions to the mountains of plastic waste accumulating in their landfills and to the toxicity problems of plastic residue in soil, groundwater or via leaching directly into foodstuffs. Not to mention dioxin emissions when plastics are burned. These issues have led to interim solutions such as recycling, take back policies etc.. but policy makers believe that the ultimate solution remains the complete biodegradability of plastics.

       In order to properly "inform" policy makers of the existence and benefits of Pvaxx, Management intends to employ a two tiered approach:

       First, all relevant actors at the Senior Government level must be personally informed of the environmental attributes of Pvaxx. This informing process is a delicate balancing act based on knowledge of institutional and political interplay.

       As the debate on plastic products and waste develops Pvaxx must be seen as a pro-active industry producing a new green product.

       If the company has won the hearts of officials through sound R&D and environmental proof, new legislation in its favor will most likely be forthcoming, as long as the "informing" process has been conducted in a professional/diplomatic manner.

       Second, local and state governments and local authorities must also be approached.

Of course throughout the entire "informing process" new elements or developments must be integrated into the strategy and used to influence each actor. In addition, we hope to forge alliances with parties also interested in changing national legislation to benefit cleaner plastics. These parties could be industry federations or representatives as well as respected non-governmental organizations.

Interactive Website

A "live" website, initially in 5 languages with an active inquiry office and updateable news section is at the heart of the marketing.

Profile Document

We have produced a publication about Pvaxx and the environment. It too is reflective of the website; but is presented specifically for serious people who influence the purchase of plastics.

Advertising

Here we have an opportunity to gain exposure both to people who buy and people who influence. The media coverage of the Company will provide useful additional advertising for the product and vise versa. We intend to place announcements of the share exchange in the FT, the Wall Street Journal, Paris Match etc. together with product advertisements in magazines in sectors such as food and drink, pharmaceuticals, etc.

Expenditure

We have budgeted about $160,000 with a possible growth from earnings to $800,000. The former will give us good exposure, the second would enable us to put Pvaxx forward as a highly visible global brand


ENVIRONMENTAL ISSUES

       Plastics have considerable utility but also result in significant amounts of waste - both during manufacture and following their use as products.

       Unfortunately this waste has a highly visible profile which, combined with its indefinite lifespan, does not allow the problem to fade from either the public or the legislators minds.

       As environmental issues become increasingly voiced, the use and disposal of 'traditional' plastic materials which currently are non biodegradable, are becoming a cause for concern. Public opinion, i.e. regarding the threat to the environment, has caused the European Union (EU) to outline quality standards for products, production standards and pollution levels which will enable countries within the EU to tighten their legislation

DISPOSAL AND POLLUTION

Biodegradation of PVA

PVA biodegrades with the aid of micro-organisms commonly found in waste water. Due to the extensive usage of PVAs in a variety of industries, a considerable number of studies have been under taken confirming that Polyvinyl alcohol is biodegradable under both aerobic conditions (sewage treatment with air) and anaerobic conditions (precipitation onto unstirred sludge).

1.   Aerobic Conditions

Activated sludge, mineral nutrients and the test material as the sole carbon source in an aqueous solution are placed together in a 4 litre glass vessel equipped with an agitator and aerated at 22C under diffuseillumination for up to 28 days. The degradation process is monitored by determination of the dissolved organic carbon content (DOC) level in filtered samples of the mix. The reduction in DOC is plotted against time. A loss of greater than 70% of DOC is considered as evidence of ultimate biodegradability.In general it is found that the rate of DOC loss will depend on whether the sewage sludge has adapted to the compound under consideration. It is seen that the PVA is degraded virtually completely in about 14 days with the non-adapted sludge and in about 5-6 days for the adapted sludge.

2.   Anaerobic Conditions

The method used was one developed by the Water Research Association and subsequently published by the UK Standing Committee of Analysts

The principle of the method is that under anaerobic conditions a chemical may be broken down through certain types of bacteria to give methane and carbon dioxide. Determining the difference in total gas produced (CH4 + C02) by anaerobic digesting sludge alone (blank) and by the sludge supplemented with the test chemical gives an assessment of biodegradability.

The test chemical is incubated with digesting sludge in bottles sealed with septa through which a determination of pressure increase can be measured which in turn can be converted to the quantity of gas produced. This is compared to the total theoretical gas production to give a percentage degradation figure. Using a non adapted sewage sludge it is seen that degradation is not so rapid as that found under aerobic conditions but again it is expected that an adapted sludge would cause faster degradation

Biodegradation, Organisms and Effluent Disposal of Polyvinyl Alcohol

       The biodegradability of polyvinyl alcohol has been principally studied in relation to the use of the polymer in textile manufacturing and finishing processes. The polymer has a negligible biological oxygen demand (BOD) for periods up to 30 days when exposed to non-acclimated domestic sludge micro-organisms. In these conditions, the polyvinyl alcohol present in an effluent does not inhibit the metabolism of existing activated sludge micro-organisms. Activated sludge micro-organisms can be acclimated to polyvinyl alcohol under the conditions of conventional waste water treatment processes. Studies of the long-term biodegradability of polyvinyl alcohol and other textile chemicals compared 30 day BOD results with the COD of samples, and indicated that activated sludge treatment removed 94 of polyvinyl alcohol: long-term aeration is recommended for biological treatment.

Controlled experimentation with polyvinyl alcohol indicate that the polymer may be completely degraded.

A range of organisms able to degrade and assimilate polyvinyl alcohol completely has been identified and studied in detail. The polymer is attacked by Pseudomonas 0-3 (isolated from soil by growing cultures on nutrient agar for 12 days at 27C) which produces and secretes a polyvinyl alcohol-degrading enzyme into the medium. Isolation and purification of this enzyme indicated that it was an oxidase, since it degraded polyvinyl alcohol oxidatively, producing hydrogen peroxide, with degradation products including terminal carboxyl groups and methyl ketones.

The degradation of polyvinyl alcohol therefore consists of two types of reaction:- oxidation of hydroxyl groups and cleavage of C-C linkages, with production of hydrogen peroxide in addition.

In more recent studies, mixed continuous cultures of polyvinyl alcohol-utilizing symbionts have been developed. These are stable mixed cultures of Pseudomonas VM15C and Pseudomonas putida VMl5A. The former produced a polyvinyl alcohol-degrading enzyme and the latter produced an essential growth factor for polyvinyl alcohol utilization by strain VMl5C. The predominant metabolzing strain was VM15C, with the growth supporter VMl5A as a minor component. The growth-limiting substrate for strain VMl5C in the mixed continuous culture is the growth culture produced by strain VMl5A.

A micro-organism for polyvinyl alcohol degradation similar to Pseudomonas vesicularis has been isolated, which requires thiamin as a growth factor with glucose present, and also requires three amino acids (tyrosine or phenylalanine, isoleucine, and cystine) and has been named P. vesicularis var. povalolyticus PH. Another organism believed to be a different variety of P. vesicularis, able to grow on polyvinyl alcohol medium without additional nutrient, has been isolated.

CONCLUSION

Polyvinyl alcohol can be bio-degraded under both aerobic and anaerobic conditions. Degradation is faster with adapted sewage sludges and probably faster under aerobic rather than anaerobic conditions.


Other than biodegradation there are currently three methods by which the visual impact of plastic pollution can be reduced. The problem common to each alternative is the vast amount of time and energy required to separate, collect, transport and segregate astronomical numbers of pieces of waste.

Incineration

Apart from requiring considerable amounts of energy, incineration will also produce vast quantities of gases, contributing to the 'greenhouse effect', with all its publicly negative aspects. PVC, one of the commonest pollutants, when combusted produces hydrogen chloride, requiring expensive materials in the construction of incinerators along with downstream acid gas scrubbing equipment. Overall incineration is expensive and creates further pollution.

Land Fill

Land fill sites are expensive in terms of construction and management and tie up valuable land for indefinite periods. They are filling up and closing at a high rate so reducing the number of available sites.

Recycling

This requires the physical separation on each waste site of all plastic from non plastic material. This then has to be followed by the attempted sorting and segregation of different types of plastic from each other, without the benefit of chemical analysis. Next the waste is transported to the recycling site for treating and re-analyzing before re-inclusion into a manufacturing process.

A daunting time consuming and expensive task, which is open to accidental miss-sorting and subsequent abortive processing. To quote the British Plastics Federation Statistics Handbook:-

"the problem for industry is that reprocess feedstocks are often of inconsistent quality and there remain concerns about incorporating reclaimed material into food or technical applications."

The problem is not confined to Western Europe. In the USA, where household waste stands at 190 million tons per annum, thirteen million of this represents plastic products which are delivered to landfill. Because of such pollution issues Japan now exports its waste and countries like Canada, Australia and France are in a similar position.

TOXICOLOGY APPRAISAL

       Extensive work has been done testing PVA and derivatives for toxic properties. Work has also been done to evaluate the tolerability of both skin and mucous membranes; from which the conclusion was that no untoward effects were revealed in animal tests. The following conclusions have been reached by evaluation of test results:-

3 PVA is virtually non-toxic in acute tests (LD50 for rats after oral administration). Also 90 day feeding tests on rats with selected film grades did not reveal any harmful effect in relation to behaviour, body weight development, or food acceptance by them, even in the case of the largest amounts administered (5% in the food). No harmful effects or changes were observed in haematological, clinico-chemical or urine examinations or in the microscopic evaluation and histological examination of the internal organs.

2 Tests with dilute solutions have revealed that sensitive fish suffer no ill-effects even in water with concentration of 500 mg film per litre.

PVA is not a skin irritant as determined in the Patch Test in accordance with the FDA (Food and Drug Administration) specifications current at the time of the experiment.

4 PVA does not irritate the mucous membrane in the eye (irritation test in accordance with FDA specification).

5 PVA has no toxic effect due to absorption following repeated application to the skin. The material has also been certified for use in cosmetics.

6 Standard precautions should be taken to avoid inhalation of any dust formed during processing, for general reasons of industrial hygiene, by use of a dust mask.

7 PVA can be employed in the manufacture of consumer goods as defined in paragraph 5 of the German Federal Foodstuffs and Consumer Goods Law of
August 15, 1974 in accordance with various recommendations of the Plastics Committee of the German Federal Ministry of Health. Thus, in accordance with Recommendation XXXVI, "Paper cartons and cardboard for foodstuffs packaging", PVA can be employed as a surface decoration and coating material. The FDA allows its use as adhesives and as a resin for coatings for food packaging.

OTHER DEGRADABLE POLYMERS

Many plastics are now being marketed, at least partially, on their environmental merits. This may be for very different reasons e.g. The following list of some degradable polymers manufacturers and is divided into: Synthetic polymers, Starch-based polymers, Biopolymers and Biocompostibles;

       Synthetic Polymers
       Carbonnages de France - have developed a polyurethane material used for mortuary shrouds.
       Union Carbide - have developed Caprolactone polyester for tree seedling containers.

       Starch-based Polymers
       Warner-Lambert, USA. - 'Novon' product claimed to be suitable as a replacement for PS and PE in disposable product applications eg injection moulding of pharmaceutical capsules.

       Biopolymers
       (Plastic materials produced by micro-organisms)
       Monsanto, England - 'Biopol' (predominately polyhydroybutyrate) - promoted as 'Nature's Plastic'. Basically a thermoplastic linear polyester used for bottles and mouldings. This relatively stiff material produced by biological fermentation of sugars to produce carbohydrates from which 'Biopol' is manufactured. Fully biodegradable.

Biocompostibles
(standard plastics with a starch additive)

       There are many companies in this category, but as only the starch additive biodegrades and the starch loaded derivatives do not fully biodegrade, they leave small particles of undegraded polyethylene, or other polymer and cause ecological dangers which have been under investigation.

EXISTING LEGISLATION

Generally speaking, governments have been wary of legislating against particular plastics as this would lead to distortions in the market. The following list is a sample of legislation and is not necessarily up to date.

EC Legislation Community Waste Management Strategy suggests a five point strategy for dealing with waste (not only plastics);

1)     prevention;
2)     recycling and re-use;
3)     optimisation of final disposal;
4)     regulation of transport;
5)     remedial action.

Waste Framework Directive (75/442), amended, requires member States to establish waste authorities and encourage waste prevention, recycling and processing. The definitions of waste and disposal were tightened up under the amendment.

Denmark
Statutory Order 397 states that beer and soft drinks may only be sold in refillable packaging, ruling out PET and PVC bottles. There is a tax on all landfill or incinerated waste in order to encourage waste minimisation and recycling.

France
Established a number of voluntary agreements between industry and government to set targets for recycling plastics.

Germany
Waste Avoidance and Management Act increasingly requires manufacturers to be responsible for the waste they produce.

Italy
Legislation on the control of non-degradable products. Required all packaging materials to be biodegradable and banned plastic bags - other than for waste collection. Law was revised following industry pressure to require 'fast biodegradability or easy recovery for recycling'. An ecology tax of 100 lire per plastic bag which was less than 90% degradable. This was supported by the European Court of Justice.

USA
Many states have laws requiring that 'six pack' rings and fast food packaging should be manufactured from degradable materials and banning non degradable garbage sacks from landfill.

General

Eco-taxes are on the horizon and may be expected to be used to reflect the environmental costs of products. The UK government, is seriously examining the use of economic instruments to bring about environmental improvements.


COMPETITION

  The biodegradable plastics industry in which the Company operates is highly competive. Some of fhte company's principal competitors in certain business lines are substantially larger and better capitalized than the Company. Because of these resourses, these companies may be better albe than the Company to obtain new customers and to pursue new business opportunities or to survive periods of industry consolidation.


ITEM 15.  ACQUISITION OR DISPOSITION OF PROPERTY

  No action is to be taken by the Company with respect to the acquisition or disposition of any property.


ITEM 16.  RESTATEMENT OF ACCOUNTS

  No action is to be taken by the Company with respect to the restatement of any asset, capital, or surplus account of the Company.


ITEM 17.  ACTION WITH RESPECT TO REPORTS

  No action is to be taken by the Company with respect to any report of the Company or of its directors, officers, or committees or any minutes of a meeting of its security holders.


ITEM 18.  MATTERS NOT REQUIRED TO BE SUBMITTED

  No action is to be taken by the Company with respect to any matter which is not required to be submitted to a vote of security holders. Management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented to the meeting, it is the intention of the officers and directors named in the accompanying information statement to vote, or otherwise act, in accordance with their judgment on such matters.


ITEM 19.  AMENDMENT OF ARTICLES, BYLAWS OR OTHER DOCUMENTS

  Action will be taken by the Company with respect to the restatement and amendment of articles of the Company, whereby the name of the company will be changed from "Oak Brook Capital IV, Inc." to "PVAXX Corporation", the Company's Articles of Incorporation will be amended to Copies of the proposed Restated and Amended Articles of Incorporation are available upon request by contacting the Company in writing at 1250 Turks Head Building, Providence, Rhode Island 02903.


ITEM 20.  OTHER PROPOSED ACTION

  No action is to be taken by the Company on any matter not specifically referred to in this Schedule 14C.


ITEM 21.  VOTING PROCEDURES

  The Board of Directors has fixed May 26, 2000 as the record date for the determination of shareholders entitled to vote at the meeting. At the close of business on that date there were outstanding and entitled to vote 1,328,000 shares of Common Stock entitled to one (1) vote per share
  (the "Voting Shares"). The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the Proposals.

  The directors, officers and affiliates of the Company as a group own or may be deemed to control 1,200,000 shares of Common Stock constituting ninety percent (90%) of the outstanding shares of Voting Shares. Each of the directors, nominated directors and officers has indicated his or her intent to vote all shares of Voting Shares owned by him or her in favor of each item set forth herein.


ITEM 22. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

  Not applicable


                    THIS INFORMATION STATEMENT IS PROVIDED TO YOU
                  FOR INFORMATION PURPOSES ONLY.  NO ACTION ON YOUR
                             PART IS SOUGHT OR REQUIRED.